UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 14, 2020

ZEBRA TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Overlook Point, Lincolnshire, Illinois		60069
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 847-634-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Class A Common Stock, par value $.01 per share	ZBRA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	Zebra Technologies Corporation held its Annual Meeting of Stockholders on May 14, 2020.

(b)	Zebra Technologies Corporation’s stockholders voted on the proposals listed below. For each of Proposals 1, 2 and 3 the Broker Non-Votes totaled 3,097,123.

1.	Proposal 1. Election of Three Directors.

For the election of the following persons as Class III Directors to the Board of Directors of Zebra Technologies Corporation to hold office for a three-year term expiring at the 2023 Annual Meeting or until their respective successors are duly elected and qualified:

Directors	For	Authority Withheld
Anders Gustafsson	41,794,193	623,002
Janice M. Roberts	41,361,787	1,055,408
Linda M. Connly	42,143,959	273,236

2.	Proposal 2. Advisory vote to approve the compensation of Named Executive Officers.

Advisory vote to approve the following resolution: “Resolved, that the compensation of the Named Executive Officers of Zebra Technologies Corporation, as disclosed pursuant to Item 402 of Regulation S-K, as described in and including the Executive Summary – Compensation Discussion and Analysis, Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this Proxy Statement, is approved by the stockholders of Zebra.”

For	Against	Abstain
40,192,821	2,040,736	183,638

3.	Proposal 3. Approval of Our 2020 Employee Stock Purchase Plan.

To approve the 2020 Employee Stock Purchase Plan of Zebra Technologies Corporation.

For	Against	Abstain
42,324,684	71,024	21,487

4.	Proposal 4. Ratification of Appointment of Independent Auditors.

To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the independent auditors of Zebra Technologies Corporation’s financial statements for the year ending December 31, 2020.

For	Against	Abstain
45,005,590	492,870	15,858

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: May 19, 2020	By:	/s/ Cristen Kogl
Cristen Kogl
SVP, General Counsel